UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
     [X] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       PHILLIPS CAPITAL INVESTMENTS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
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     4)   Date Filed:
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                                                                PRELIMINARY COPY

                       PHILLIPS CAPITAL INVESTMENTS, INC.
                          15400 KNOLL TRAIL, SUITE 100
                               DALLAS, TEXAS 75248

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 31, 1997


To the Shareholders of Phillips Capital Investments, Inc.:

     Notice is hereby given that a Special Meeting of the Shareholders of Phillips Capital Investments, Inc. (the "Corporation") will be held at the offices of the Corporation located at 15400 Knoll Trail, Suite 100, Dallas, Texas 75248, on Monday, March 31, 1997 at 2:00 p.m. Central Time for the following purpose.

     (1) To approve or disapprove a change in the Corporation's investment objective from long-term growth to maximum total return.

     (2) To consider and act upon any other business (none known as of the date of this Notice) which may legally come before the Special Meeting or any adjournment thereof.

     Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 6, 1997 as the record date for determination of the Shareholders entitled to notice of and to vote at the Special Meeting. Only Shareholders of record at that time will be entitled to vote at the Special Meeting or any adjournment thereof.



                                                 Guy F. Phillips, Jr., President

Dallas,  Texas
Dated: March 10, 1997



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                                                                PRELIMINARY COPY

                       PHILLIPS CAPITAL INVESTMENTS, INC.

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                 March 31, 1997

Solicitation, Revocation, and Voting of Proxies

     This information is furnished in connection with the solicitation by the Board of Directors of Phillips Capital Investments, Inc., a Texas corporation, herein referred to as the Corporation, of proxies to be used at a Special Meeting of Shareholders of the Corporation to be held at 2:00 p.m. on March 31, 1997, at the Corporation's main office located at 15400 Knoll Trail, Suite 100, Dallas, Texas 75248, and any adjournments thereof.

     A form of proxy is enclosed for use at the meeting. The proxy may be revoked by the Shareholder at any time before it is exercised, either by written notice received by the Corporation prior to exercise or upon request of the Shareholder made in person. If a Shareholder shall execute two or more valid proxies, the proxy bearing the most recent date will be honored. All shares represented by valid proxies received pursuant to this solicitation will be voted at the Special Meeting if not revoked prior to exercise. Where the Shareholder specifies by means of the proxy a choice with respect to the matter to be acted upon, the shares will be voted in accordance with the specification as made. Abstentions will be treated as votes not cast, and will have the effect of a vote against the matter to be acted upon.

     The entire cost of solicitation will be borne by the Corporation. The officers or the regular employees of the Corporation, or the Corporation's investment adviser ("Phillips Capital Management, Inc."), may solicit proxies from the Shareholders either personally or by telephone or by special letter. It is expected that this proxy statement will be first mailed to Shareholders on or about March 20, 1997.

     A majority of the shares of the Corporation entitled to vote at the Special Meeting, and present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. A change in the Corporation's investment objective as described in the sole Proposal for the Special Meeting requires the approval by a vote of (i) 67 percent or more of the outstanding voting securities present, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Corporation, whichever is less.

Voting Securities and Principal Holders Thereof

     The total number of shares of the Corporation entitled to vote as of March 6, 1997, the record date for determination of Shareholders entitled to notice of and to vote at the Special Meeting, was 326,471.893. Each share of stock is entitled to one vote, and each fractional share is entitled to a proportional fractional vote. The following individuals each owned beneficially five percent or more of the Corporation's common stock as of March 6, 1997.


    Name/Address                     Shares                       Percentage

Frank T. Hundley
Dallas, Texas                      57,007.160                       17.46

Gregory D. Potter
Dallas, Texas                      36,843.090                       11.29

Mark E. Hennes
Garland, Texas                     24,866.042                        7.62

Bette M. McCormick
Richadson, Texas                   23,070.591                        7.07

    Name/Address                     Shares                       Percentage

Ewell L. Tankersley
Austin, Texas                      21,030.445                        6.44


     The officers and directors of the Corporation as a group beneficially owned in the aggregate 31,874.927 (9.77%) shares of the Corporation's common stock. Those individuals beneficially owning more than 1% of the Corporation's common stock were: Guy F. Phillips, Jr. (President & Director) - 5,098.85 (1.56%) shares, Richard K. Spires (Vice President & Director) - 3,705.486 (1.14%) shares, and Bette M. McCormick (Assistant Secretary) - 23,070.591 7.07%) shares.

Proposal to Change Investment Objective

     The Corporation has been advised by the Securities and Exchange Commission that the proposed investment objective of maximum total return would be more appropriate than the Corporation's current investment objective of long-term growth, considering the historical flexible investment management approach of the Corporation's investment adviser. The adoption of such an investment objective is anticipated to make no material change in the investment philosophy and policies used to manage the Corporation's portfolio. At their regular meeting on December 19, 1996, the Board of Directors unanimously approved the proposed change in the Corporation's investment objective and submission of such change to Shareholders for their approval. If approved by the Shareholders at the Special Meeting, the Corporation will continue to seek to maximize Shareholder total return (capital appreciation plus current income), without undue risk. Subject to its investment restrictions, the Corporation's portfolio will normally be 50% to 90% invested in common stocks of U.S. and foreign companies. The balance may be invested in preferred stocks, convertible preferred and debt securities, debt securities (including U.S. Government securities and corporate bonds), and money market instruments.

Additional Information

     Phillips Capital Management, Inc., 15400 Knoll Trail, Suite 100, Dallas, Texas 75248, is the Corporation's Investment Adviser. The Corporation serves as its own underwriter and administrator.

     The Board of Directors knows of no other matters which properly may be presented at the Special Meeting. If any other matters legally come before the Special Meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgement of the holder named in the proxy.

     A copy of the Annual Report to Shareholders of the Corporation, which includes audited financial statements of the Corporation for the year ended December 31, 1996, may be obtained, without charge, by returning the enclosed request form in the pre-stamped envelope herein provided.

     The next annual meeting Shareholders is anticipated to be considered in May, 1997. A unanimous consent of Shareholders regarding the matters subject to Shareholder Vote at that time, as provided by Texas law and as has occurred annually since inception of the Corporation, would nullify the requirement for such in person annual meeting.

                                                 Guy F. Phillips, Jr., President


Dated:  March 10, 1997

                                       -2-
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                                                                PRELIMINARY COPY

                                      PROXY

    FOR THE SHARES OF PHILLIPS CAPITAL INVESTMENTS, INC., A TEXAS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned appoints Guy F. Phillips, Jr. as the proxy of the undersigned, with power of substitution, to vote and otherwise represent all of the shares of the undersigned at the Special Meeting of Shareholders of the Corporation on March 31, 1997, and any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matter and in the following manner:

          No. 1. Proposal to change the Corporation's Investment Objective from long-term growth to maximum total return effective March 31, 1997.

                      [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ABOVE PROPOSAL. MANAGEMENT KNOWS OF NO OTHER MATTERS WHICH MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING, BUT IF ANY OTHER MATTERS DO PROPERLY COME BEFORE THE MEETING, AUTHORIZATION IS GIVEN FOR THE PROXY HOLDER TO VOTE ACCORDING TO HIS BEST JUDGEMENT.

     The undersigned acknowledge receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated March 10, 1997.

                                   Shareholder Name(s):

                                   Shareholder Acct. No.:


                                             Dated: ___________________, 19__


                                             __________________________________
                                             Signature


                                             __________________________________
                                             Signature



     Note: Please sign exactly as your name(s) appear on the Proxy and promptly return in the accompanying pre-stamped envelope.